Exhibit 10.1

FORM OF
SECOND AMENDMENT AND RESTATEMENT
OF CREDIT AGREEMENT

        This Second Amendment and Restatement of Credit Agreement (this “Amendment”) is executed as of February 20, 2004, by and among CAMDEN PROPERTY TRUST, a Texas real estate investment trust (“Borrower”), BANK OF AMERICA, N.A., a national banking association (“Administrative Agent”), as administrative agent for itself and such other entities from time to time designated as “Lenders” under the Credit Agreement (herein defined) (“Lenders”), and such LENDERS.

        W I T N E S S E T H:

        WHEREAS, Borrower, Administrative Agent, JP Morgan Chase Bank, as syndication agent, Commerzbank AG, New York and Grand Cayman Branches, as syndication agent, Wachovia Bank, N.A., as documentation agent, Wells Fargo Bank, N.A., as documentation agent, Bank One, N.A., as co-agent, PNC Bank, National Association, as co-agent, Sun Trust Bank, as co-agent, and Lenders entered into that certain Credit Agreement, dated August 15, 2002, pursuant to which Lenders agreed to make the Credit Facility (as therein defined) available to Borrower (as heretofore or hereafter amended, the “Credit Agreement”) (each capitalized term used herein, but not otherwise defined shall have the same meaning given to it in the Credit Agreement); and

        WHEREAS, the Credit Agreement was previously amended by that certain First Amendment and Restatement of Credit Agreement executed as of March 21, 2003 by Borrower, Administrative Agent and Lenders; and

        WHEREAS, Borrower has requested an amendment to certain covenants and definitions in the Credit Agreement.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Administrative Agent and Lenders, hereby covenant and agree as follows:

ARTICLE I

AMENDMENTS

         Section 1.01.    Amendments to Section 1.1.

         (a)     The definition of Consolidated Assets is hereby amended and restated in its entirety as follows:

“Consolidated Assets means the aggregate book value of all assets of Borrower and its Consolidated Subsidiaries prior to any deductions for accumulated depreciation, after deducting assets classified as intangible assets, all as determined in accordance with GAAP.”

          (b)     The definition of “Gross Asset Value” is hereby amended as follows:

                    (i)     Subsection (b)(i) is hereby amended to read “eighteen (18) months following the date on which the Development Property was completed, or”

                    (ii)     Subsection (b)(ii) is hereby amended to read “the first fiscal quarter in which the occupancy rate for the average number of units (computed on a weighted average basis) in such Development Property is at least 90%, plus”.

                    (iii)     Subsection (c)(ii) is hereby amended to read “a capitalization rate equal to 8.15% per annum, plus”.

          (c)     The definition of Gross Asset Value of Unencumbered Properties is hereby amended as follows:

                    (i)     Subsection (a)(i) is hereby amended to read “eighteen (18) months following the date on which the Development Property was completed, or”.

                    (ii)     Subsection (a)(ii) is hereby amended to read “the first fiscal quarter in which the occupancy rate for the average number of units (computed on a weighted average basis) in such Development Property is at least 90%, plus”.

                    (iii)     Subsection (b)(ii) is hereby amended to read “a capitalization rate equal to 8.15% per annum, and”.

         Section 1.02.     Amendment to Section 5.1(d). Section 5.1(d) is hereby amended and restated in its entirety to read as follows:

                                    “(d)        The Gross Asset Value of Unencumbered Properties shall be equal to or greater than 167% of Total Unsecured Debt”.

         Section 1.03.     Amendment to Section 8.1. Section 8.1 is hereby amended and restated in its entirety to read as follows:

Section 8.1 Minimum Net Worth. Consolidated Net Worth shall not at any time be less than the sum of (a) One Billion Two Hundred Million and No/100 Dollars ($1,200,000,000.00), plus (b) an amount equal to ninety percent (90%) of the amount of any proceeds (less reasonable and customary transaction costs) received by Borrower or any Consolidated Subsidiary from any Equity Offering.

         Section 1.04.     Amendment to Section 8.2(a). Section 8.2(a) is hereby amended and restated in its entirety to read as follows:

                                    “(a)        The Ratio of (i) Total Consolidated Debt to (ii) Gross Asset Value, shall not, at any time be greater than .60 to 1.00".

         Section 1.05.    Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (i) except as disclosed on Schedule I attached hereto, all representations and warranties made by Borrower in the Credit Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety and (ii) Borrower is not in default of any covenant or agreement contained in the Credit Agreement.

ARTICLE II

MISCELLANEOUS

        Section 2.01.    Continuing Effect. The Credit Agreement is restated in its entirety to read as it exists on the date hereof other than the amendments provided for in Article I. Except as modified and amended hereby, the Credit Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

        Section 2.02.    Fees; Payment of Expenses. Borrower agrees to pay to Administrative Agent (a) the reasonable attorneys’ fees and expenses of Administrative Agent’s counsel and other reasonable expenses incurred by Administrative Agent in connection with this Amendment, and (b) an amendment fee in an amount equal to five (5) basis points of the Commitment of each Lender that consents to this Amendment, for the account of such Lender.

        Section 2.03.    Binding Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties’ respective representatives, successors and assigns.

        Section 2.04.    Nonwaiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Administrative Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Administrative Agent or any Lender of any of Borrower’s obligations under the Loan Documents, or (c) a waiver by Administrative Agent or any Lender of any rights, offsets, claims, or other causes of action that any Lender may have against Borrower.

        Section 2.05.    No Defenses. Borrower, by its execution of this Amendment, hereby declares that to its knowledge, it has no set-offs, counterclaims, defenses or other causes of action against Administrative Agent or any Lender arising out of the Credit Facility, any documents mentioned herein or otherwise; and, to the extent any such known setoffs, counterclaims, defenses or other causes of action may exist, such items are hereby waived by Borrower.

        Section 2.06.    Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled. In order for this Amendment to become effective, only the signatures of Lenders whose Commitments are currently in the aggregate equal to 66-2/3% of the Total Commitment are necessary.

        Section 2.07.    Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

        Section 2.08.    Entire Agreement. This Amendment, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

        THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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SEE SIGNATURES ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

Borrower's Tax ID No.:76-6088377	BORROWER:
CAMDEN PROPERTY TRUST, a Texas real estate investment trust
By: ______________________________ Dennis M. Steen Senior Vice President and Chief Financial Officer
ADMINISTRATIVE AGENT AND LENDER:
BANK OF AMERICA, N.A.
By: ______________________________ Name: ____________________________ Title: _____________________________
SYNDICATION AGENTS AND LENDERS:
JPMORGAN CHASE BANK
By: ______________________________ Name: ____________________________ Title: _____________________________
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By: ______________________________ Name: ____________________________ Title: _____________________________

DOCUMENTATION AGENTS AND LENDERS:
WACHOVIA BANK, NATIONAL ASSOCIATION
By: ______________________________ Name: ____________________________ Title: _____________________________
WELLS FARGO BANK, N.A.
By: ______________________________ Name: ____________________________ Title: _____________________________
CO-AGENTS AND LENDERS:
BANK ONE, NA
By: ______________________________ Name: ____________________________ Title: _____________________________
PNC BANK, NATIONAL ASSOCIATION
By: ______________________________ Name: ____________________________ Title: _____________________________
SUNTRUST BANK
By: ______________________________ Name: ____________________________ Title: _____________________________
LENDERS:
SOUTHTRUST BANK, NA
By: ______________________________ Name: ____________________________ Title: _____________________________

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KEYBANK NATIONAL ASSOCIATION
By: ______________________________ Name: ____________________________ Title: _____________________________
DEUTSCHE BANK TRUST COMPANY AMERICAS
By: ______________________________ Name: ____________________________ Title: _____________________________
CITICORP REAL ESTATE, INC.
By: ______________________________ Name: ____________________________ Title: _____________________________
COMERICA BANK
By: ______________________________ Name: ____________________________ Title: _____________________________
COMPASS BANK
By: ______________________________ Name: ____________________________ Title: _____________________________
MELLON BANK, N.A.
By: ______________________________ Name: ____________________________ Title: _____________________________

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ALLIED IRISH BANK
By: ______________________________ Name: ____________________________ Title: _____________________________
AMSOUTH BANK
By: ______________________________ Name: ____________________________ Title: _____________________________
CHANG HWA COMMERCIAL BANK, LTD. LOS ANGELES BRANCH
By: ______________________________ Name: ____________________________ Title: _____________________________
E. SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH
By: ______________________________ Name: ____________________________ Title: _____________________________

CONSENT

        The undersigned Guarantor Subsidiaries consent to the amendment and partial restatement of the Credit Agreement and acknowledge and agree that (a) their Guaranty shall continue to, and does, guaranty the Credit Facility, and (b) their Guaranty is in full force and effect.

CAMDEN USA, INC., a Delaware corporation
By: ______________________________ Name: ____________________________ Title: _____________________________
CAMDEN OPERATING, L.P., a Delaware limited partnership By: CPT-GP, INC., a Delaware corporation, General Partner
By: ______________________________ Name: ____________________________ Title: _____________________________
CAMDEN REALTY, INC., a Delaware corporation
By: ______________________________ Name: ____________________________ Title: _____________________________

9 Schedule I None 10